Exhibit 99

NetBank, Inc. Monthly Operating Statistics and Financial Data

(Unaudited; $ in thousands, except account balances)

	February 28,	March 31,	April 30,	May 31,	June 30,	July 31,	August 31,	September 30,	October 31,	November 30,	December 31,	January 31,	February 28,
	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2006	2006
NETBANK, INC. CONSOLIDATED

Retail customers	246,116	244,318	244,120	243,293	242,946	256,474	256,211	256,077	255,319	256,915	257,631	257,982	255,726
Business customers	21,287	26,580	26,411	27,036	25,903	26,093	26,308	26,498	26,650	28,013	28,038	27,929	27,687
Total customers	267,403	270,898	270,531	270,329	268,849	282,567	282,519	282,575	281,969	284,928	285,669	285,911	283,413

Services per customer (consolidated)	1.79	1.81	1.81	1.82	1.83	1.81	1.82	1.82	1.83	1.83	1.83	1.84	1.85
Services per customer (bank only)	2.31	2.32	2.32	2.33	2.32	2.35	2.35	2.36	2.36	2.36	2.36	2.37	2.37

Total average assets (consolidated)	$4,504,199	$4,667,279	$4,733,193	$4,823,988	$5,070,401	$4,993,980	$5,154,762	$5,078,613	$4,966,622	$4,929,082	$4,916,549	$4,900,007	$4,826,823

BANKING SEGMENT

Online bill pay penetration (accounts > 90 days)	55%	55%	55%	55%	55%	56%	56%	56%	56%	56%	56%	56%	55%
Direct deposit of payroll penetration (accounts > 90 days)	55%	56%	57%	57%	56%	56%	56%	56%	56%	56%	56%	56%	56%

Retail deposits	$2,171,962	$2,232,362	$2,213,902	$2,249,718	$2,425,525	$2,548,422	$2,635,680	$2,612,775	$2,531,374	$2,611,121	$2,461,517	$2,423,287	$2,443,940
Small business deposits	55,623	51,741	55,161	55,916	53,753	56,061	58,500	60,261	$63,473	$64,079	$62,003	$59,747	$63,339
Other deposits	245,156	308,255	280,509	279,993	316,322	353,287	389,570	371,316	329,735	313,736	270,325	249,391	221,734
Total deposits	$2,472,741	$2,592,358	$2,549,572	$2,585,627	$2,795,600	$2,957,770	$3,083,750	$3,044,352	$2,924,582	$2,988,936	$2,793,845	$2,732,425	$2,729,013

Average retail checking account balance	$2,649	$2,619	$2,717	$2,600	$2,503	$2,542	$2,424	$2,513	$2,417	$2,367	$2,601	$2,461	$2,486
Average retail money market account balance	$14,695	$14,645	$14,169	$14,037	$13,574	$13,419	$13,124	$12,919	$12,645	$12,391	$12,352	$12,058	$11,934
Average retail CD balance	$16,285	$15,995	$15,736	$15,603	$15,436	$15,387	$15,420	$15,387	$14,845	$14,635	$14,623	$14,576	$14,209

Average small business checking account balance	$6,708	$7,189	$6,655	$6,511	$6,310	$6,645	$6,890	$6,718	$7,489	$7,462	$7,382	$6,742	$7,674
Average small business money market account balance	$50,371	$42,060	$47,540	$47,368	$43,698	$44,714	$44,768	$45,250	$45,796	$45,283	$42,290	$39,970	$39,809
Average small business CD balance	$30,526	$30,932	$29,935	$29,923	$30,305	$29,044	$28,483	$26,859	$27,227	$26,719	$26,071	$25,893	$25,067

Indirect Auto Lending –
Number of loans	1,005	1,714	1,812	1,823	2,090	1,840	2,025	1,252	941	1,278	1,065	1,117	1,096
Production	$21,637	$38,543	$40,761	$41,391	$49,686	$43,992	$46,235	$28,278	$22,224	$28,361	$24,216	$25,095	$24,103
Weighted Average Note Rate	6.55%	6.30%	6.48%	6.63%	6.42%	6.42%	6.76%	7.21%	7.36%	7.48%	7.66%	7.93%	7.86%

Business Equipment Financing —
Production	$15,090	$17,884	$15,805	$14,642	$16,091	$13,990	$16,621	$14,849	$20,081	$17,522	$18,958	$17,344	$14,313

Servicing Portfolio –
Held for sale MSRs	$179,178	$201,652	$145,350	$127,977	$210,658	$158,494	$148,928	$249,597	$174,628	$120,016	$143,515	$119,903	$102,843
Available for sale MSRs	12,534,408	14,819,452	14,644,655	14,468,800	14,221,167	14,013,617	13,754,939	13,600,374	13,437,138	13,279,578	13,155,256	13,083,949	12,983,617
UPB underlying MSRs	12,713,586	15,021,104	14,790,005	14,596,777	14,431,825	14,172,111	13,903,867	13,849,971	13,611,766	13,399,594	13,298,771	13,203,852	13,086,460
Work-in-process and whole loans	2,497,545	2,624,251	2,863,310	2,989,308	3,090,391	3,179,712	3,291,295	3,268,430	3,195,333	2,880,654	2,901,896	2,831,590	2,667,835
Sold but not transferred	885,077	1,052,638	1,189,575	932,756	960,773	1,259,483	1,282,962	1,352,262	1,330,591	1,048,201	906,795	806,083	578,245
Third party subservicing	1,406	788	662	545	949	471	409	259	113	113	113	370	369
Total loans serviced	$16,097,614	$18,698,781	$18,843,552	$18,519,386	$18,483,938	$18,611,777	$18,478,533	$18,470,922	$18,137,803	$17,328,562	$17,107,575	$16,841,895	$16,332,909

Statistics on Available for Sale Mortgage Servicing Rights —
Weighted average note rate	5.95%	5.89%	5.90%	5.89%	5.90%	5.90%	5.89%	5.90%	5.89%	5.89%	5.89%	5.89%	5.89%
Weighted average service fee	0.33%	0.32%	0.32%	0.35%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%
Delinquency percentage (30+ days)	5.34%	4.63%	5.68%	5.71%	5.66%	5.90%	5.27%	5.51%	5.64%	6.15%	6.94%	5.96%	5.66%
Bankruptcy & foreclosure	1.37%	1.48%	1.46%	1.46%	1.56%	1.47%	1.43%	1.47%	1.51%	1.62%	1.58%	1.46%	1.37%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$645,390	$873,407	$714,072	$848,614	$1,027,584	$932,735	$1,012,968	$936,068	$900,988	$725,223	$833,301	$701,867	$697,960
Non-conforming mortgage production	191,842	242,901	277,677	285,072	302,480	269,234	304,205	309,771	269,047	258,631	279,432	201,217	175,078
Total mortgage production	$837,232	$1,116,308	$991,749	$1,133,686	$1,330,064	$1,201,969	$1,317,173	$1,245,839	$1,170,035	$983,854	$1,112,733	$903,084	$873,038

Refinance loans as a % of production	37%	34%	32%	32%	31%	32%	33%	34%	39%	35%	36%	40%	40%

Conforming mortgage sales	$691,228	$910,939	$495,551	$718,418	$1,071,095	$610,017	$936,711	$1,238,844	$697,468	$852,340	$939,084	$512,651	$743,747
Non-conforming mortgage sales	198,554	233,085	227,717	253,494	318,554	265,938	301,243	278,359	307,651	290,339	215,177	208,165	184,670
Total mortgage sales	$889,782	$1,144,024	$723,268	$971,912	$1,389,649	$875,955	$1,237,954	$1,517,203	$1,005,119	$1,142,679	$1,154,261	$720,816	$928,417

Locked conforming mortgage pipeline	$989,247	$917,450	$1,152,081	$1,229,181	$1,200,719	$1,009,914	$1,102,166	$1,053,315	$923,261	$1,068,194	$929,205	$969,381	$867,915

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)	7,720	7,695	7,744	7,726	7,853	7,904	7,878	7,940	7,921	9,234	9,213	9,328	8,993
ATMs (proprietary)	505	529	481	515	415	471	496	505	483	478	436	407	419
Total ATMs Serviced	8,225	8,224	8,225	8,241	8,268	8,375	8,374	8,445	8,404	9,712	9,649	9,735	9,412

Merchant Service Terminals	2,012	2,085	2,122	2,166	2,207	2,224	2,225	2,261	2,276	2,326	2,367	2,325	2,311

Insurance Sales Processing –
Number of policies sold	135	104	83	82	109	71	119	100	90	69	69	59	83
Number of policies in force	1,882	1,901	1,956	1,977	2,024	2,059	2,118	2,171	2,218	2,240	2,262	2,298	2,339

Notes: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company. The loans sales figures represent sales into the secondary market only and exclude intra-company sales to the bank.

All information is unaudited.

Monthly Commentary

Attached is the monthly statistical report. It reflects results for February 2006. All comparisons below are on a month-over-month basis, unless noted otherwise.

Highlights and Clarifications

•      Total customer numbers were down by 2,256 or less than one percent primarily due to runoff in the servicing portfolio.

•      Total deposits declined slightly by $3.4 million or 0.1%. The decline relates to a decrease in escrow deposits within our mortgage servicing operation. Retail deposits were up $20.7 million or 0.9% and small business deposits were up $3.6 million or 6.0%.

•      Production in the business financing operation declined by $3.0 million or 17.5% due in part to the fewer number of funding days in February.

•      Mortgage servicing delinquency rates were down for the second month in a row to 5.66%. Bankruptcies also declined slightly for the second month to 1.37%.

•      Conforming mortgage production eased by $3.9 million or 0.6% and non-conforming production declined by $26.1 million or 13.0%.

•      Conforming mortgage sales jumped by $231 million or 45.1% while non-conforming sales were down by $23.5 million or 11.3%

•      The locked conforming mortgage pipeline fell by $101.5 million or 10.5%.

Earnings Outlook

Analyst estimates for first quarter results currently range from a loss of $.04 to income of $.01. Management had been guiding to the low end of this range due to several factors: 1) Persistent, aggressive pricing competition within the mortgage industry; 2) Seasonally low mortgage production; and 3) An unfavorable environment for servicing asset performance.

These pressures materialized and are running on the higher side of expectations. At this point in time, results are tracking far below the low end of the analyst range, and the company is now likely to record a significant loss for the first quarter. Management continues to believe the current adverse operating conditions are mostly seasonal in nature and remains optimistic that they will improve in the second quarter.

As always, we appreciate your interest in our company. If you have questions or need anything more, please let us know.

Matthew Shepherd

Director, Corporate Communications, NetBank, Inc.

Phone: 678-942-2683

mshepherd@netbank.com

Jimmy Locklear

Manager, Investor Relations, NetBank, Inc.

Phone: 678-942-7615

jlocklear@netbank.com

Forward-Looking Statements

Statements in this monthly operating report that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used in this monthly operating report, the words “believe,” “anticipate,” “estimate,” “expect,” “may,” “will,” “should,” “plan,” “intend,” “project” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results and future trends to differ materially from those expressed in or implied by such forward-looking statements. The Company’s consolidated results of operations and such forward-looking statements could be affected by many factors, including but not limited to:  1) the evolving nature of the market for Internet banking and financial services generally; 2) the public’s perception of the Internet as a secure, reliable channel for transactions; 3) the success of new products and lines of business considered critical to the Company’s long-term strategy, such as small business banking and transaction processing services; 4) potential difficulties in integrating the Company’s operations across its multiple lines of business; 5) the cyclical nature of the mortgage banking industry generally; 6) a possible decline in asset quality; 7) changes in general economic or operating conditions which could adversely affect mortgage loan production and sales, mortgage servicing rights, loan delinquency rates and/or loan defaults;  8) the possible adverse effects of unexpected changes in the interest rate environment; 9) adverse legal rulings, particularly in the Company’s litigation over leases originated by Commercial Money Center, Inc.; and/or 10) increased competition and regulatory changes. Further information relating to these and other factors that may impact the Company’s results of operations and such forward-looking statements are disclosed in the Company’s filings with the SEC, including under the caption “Item 1. Business—Risks Relating to NetBank’s Business” in its Annual Report on Form 10-K for the year ended December 31, 2004. Except as required by the federal securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.